SUPPLEMENT TO THE
FIDELITY GINNIE MAE FUND SEPTEMBER 22, 1997 PROSPECTUS
   The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section on page 25.
   For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
SUPPLEMENT TO THE FIDELITY GINNIE MAE FUND
SEPTEMBER 22, 1997
STATEMENT OF ADDITIONAL INFORMATION
   The following information replaces similar information found in the "Distributions and Taxes" section on page 13.
       CAPITAL GAIN DISTRIBUTIONS.    Long-term capital gains earned
by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   The following information replaces similar information, within the "Trustees and Officers" section on page 17.
   Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who
retired     before December 30, 1996 may receive payments from a
Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make
such payments is neither secured nor funded. A    Trustee became
elig    ible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular
level of compensatio    n to the Trustee. A fund may invest in the
Reference Funds under the Plan without approval.
   As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not
result in a mater    ial cost to the funds.
SUPPLEMENT TO THE
SPARTAN(registered trademark) LIMITED MATURITY GOVERNMENT FUND SEPTEMBER 22, 1997 PROSPECTUS
   The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page
24:
   For federal tax purposes, the fund's income and and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

SUPPLEMENT TO THE SPARTAN(registered trademark) LIMITED
MATURITY GOVERNMENT FUND
SEPTEMBER 22, 1997
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION BEGINNING ON PAGE 12:
       CAPITAL GAIN DISTRIBUTIONS.    Long-term capital gains earned
by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN "MANAGEMENT CONTRACT" UNDER THE "MANAGEMENT FEE" SECTION ON PAGE
17:
   Effective March 1, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.38% of its average net assets. For fiscal years ended July 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to reimbursement amounted to $4,549,000, $5,191,000, and $5,657,000, respectively, and management fees reimbursed by FMR amounted to $775,000, $0, and $0, respectively after reduction for compensation to the non-interested Trustees.